Supplement to

Calvert Short-Term Government Fund

Calvert Income Funds Prospectus Class I (Institutional)
dated January 31, 2010
and
Summary Prospectus for Calvert Short-Term Government Fund (Class I)
dated January 31, 2010

Date of Supplement: March 5, 2010

Under "Investment Objective" on page 7 of the Prospectus and page 1 of the Summary Prospectus, delete the sentence and replace it with the following:

The Fund seeks to provide a high level of current income and preservation of capital by investing only in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or derivative instruments related to such investments.

Under "Principal Investment Strategies" on page 7 of the Prospectus and page 1 of the Summary Prospectus, delete the first sentence and replace it with the following:

Under normal market conditions, the Fund will invest only in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or derivative instruments related to such investments.